                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       INVESCO ASIA PACIFIC GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Asia Pacific Growth Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Asia Pacific Growth Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

The results of the voting on the above matters were as follows:

                                                                        Votes   Votes   Broker
Matters                                                     Votes For  Against Abstain Non-Votes
-------                                                     ---------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities..............................  8,723,433 675,439 337,176 5,004,761
4(a)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         PowerShares Capital Management LLC................ 8,978,252, 424,547 332,979 5,005,031
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited..........  8,933,435 457,512 345,114 5,004,748

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                         INVESCO EUROPEAN GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco European Growth Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                     Votes
Matters                                  Votes For  Withheld
-------                                 ----------- ---------
(1)*     David C. Arch................. 223,793,482 4,222,604
         James T. Bunch................ 223,608,407 4,407,679
         Bruce L. Crockett............. 223,732,174 4,283,912
         Jack M. Fields................ 223,754,319 4,261,767
         Martin L. Flanagan............ 223,733,398 4,282,688
         Cynthia Hostetler............. 223,836,726 4,179,360
         Dr. Eli Jones................. 223,800,044 4,216,042
         Dr. Prema Mathai-Davis........ 223,783,907 4,232,179
         Teresa M. Ressel.............. 223,875,345 4,140,741
         Dr. Larry Soll................ 223,712,012 4,304,074
         Ann Barnett Stern............. 223,807,006 4,209,080
         Raymond Stickel, Jr........... 223,769,961 4,246,125
         Philip A. Taylor.............. 223,765,649 4,250,437
         Robert C. Troccoli............ 223,795,893 4,220,193
         Christopher L. Wilson......... 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

                                                                        Votes   Votes   Broker
Matters                                                     Votes For  Against Abstain Non-Votes
-------                                                     ---------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities.............................. 18,454,381 846,480 555,225 5,342,722
4(a)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         PowerShares Capital Management LLC................ 18,954,192 463,074 438,835 5,342,707
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited.......... 18,895,597 512,686 447,808 5,342,714

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                          INVESCO GLOBAL GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Growth Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Growth Fund did not receive sufficient shareholder votes to achieve quorum. As a result, Proposals 3 and 4(a) - (b) have failed to pass.

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

The results of the voting on the above matters were as follows:

                                                                       Votes   Votes   Broker
Matters                                                     Votes For Against Abstain Non-Votes
-------                                                     --------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities.............................. 3,402,661 347,964 298,397 2,283,125
4(a)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         PowerShares Capital Management LLC................ 3,527,641 239,442 281,952 2,283,112
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited.......... 3,471,206 288,738 289,089 2,283,114

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       INVESCO GLOBAL OPPORTUNITIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Opportunities Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Opportunities Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

The results of the voting on the above matters were as follows:

                                                                       Votes   Votes   Broker
Matters                                                     Votes For Against Abstain Non-Votes
-------                                                     --------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities..............................  328,327  33,805  19,792   183,486
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited..........  342,351  18,882  20,691   183,486

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                   INVESCO GLOBAL RESPONSIBILITY EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Responsibility Equity Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................     100,232         0         0        191
4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......     100,232         0         0        191

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                  INVESCO GLOBAL SMALL & MID CAP GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Global Small & Mid Cap Growth Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Global Small & Mid Cap Growth Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

The results of the voting on the above matters were as follows:

                                                                       Votes   Votes   Broker
Matters                                                     Votes For Against Abstain Non-Votes
-------                                                     --------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities.............................. 6,972,595 979,758 575,415 5,695,427
4(a)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         PowerShares Capital Management LLC................ 7,382,922 551,159 593,697 5,695,417
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited.......... 7,289,304 642,976 595,493 5,695,422

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                     INVESCO INTERNATIONAL COMPANIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco International Companies Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414
(3)   Approve changing the
      fundamental investment
      restriction regarding the
      purchase or sale of physical
      commodities...................   3,206,725 2,127,082   206,003     17,699
4(b)  Approve an amendment to the
      current Master Intergroup
      Sub-Advisory Contract to add
      Invesco Asset Management
      (India) Private Limited.......   4,165,228 1,154,264   220,318     17,699

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                    INVESCO INTERNATIONAL CORE EQUITY FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco International Core Equity Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

                                                                       Votes   Votes   Broker
Matters                                                     Votes For Against Abstain Non-Votes
-------                                                     --------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities.............................. 3,482,523 383,246 209,292  822,591
4(a)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         PowerShares Capital Management LLC................ 3,575,987 278,995 220,082  882,588
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited.......... 3,509,376 344,856 220,832  822,588

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       INVESCO INTERNATIONAL GROWTH FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco International Growth Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(a) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco PowerShares Capital Management LLC.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

                                                                          Votes     Votes    Broker
Matters                                                      Votes For   Against   Abstain  Non-Votes
-------                                                     ----------- --------- --------- ----------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities.............................. 119,478,065 3,419,527 2,736,225 30,192,431
4(a)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         PowerShares Capital Management LLC................ 122,510,596 1,652,612 1,470,627 30,192,413
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited.......... 122,041,176 2,087,654 1,505,000 30,192,418

                                                                   Sub-Item 77C

              SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

                       INVESCO SELECT OPPORTUNITIES FUND

A Special Joint Meeting ("Meeting") of Shareholders of Invesco Select Opportunities Fund, an investment portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), a Delaware statutory trust ("Trust"), was held on March 9, 2017. The Meeting was held for the following purpose:

(1) Elect 15 trustees to the Board, each of whom will serve until his or her successor is elected and qualified.

(2) Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit fund mergers and other significant transactions upon the Board's approval but without shareholder approval of such transactions.

The results of the voting on the above matters were as follows:

                                                                         Votes
Matters                                                      Votes For  Withheld
-------                                                     ----------- ---------
(1)*     David C. Arch..................................... 223,793,482 4,222,604
         James T. Bunch.................................... 223,608,407 4,407,679
         Bruce L. Crockett................................. 223,732,174 4,283,912
         Jack M. Fields.................................... 223,754,319 4,261,767
         Martin L. Flanagan................................ 223,733,398 4,282,688
         Cynthia Hostetler................................. 223,836,726 4,179,360
         Dr. Eli Jones..................................... 223,800,044 4,216,042
         Dr. Prema Mathai-Davis............................ 223,783,907 4,232,179
         Teresa M. Ressel.................................. 223,875,345 4,140,741
         Dr. Larry Soll.................................... 223,712,012 4,304,074
         Ann Barnett Stern................................. 223,807,006 4,209,080
         Raymond Stickel, Jr............................... 223,769,961 4,246,125
         Philip A. Taylor.................................. 223,765,649 4,250,437
         Robert C. Troccoli................................ 223,795,893 4,220,193
         Christopher L. Wilson............................. 223,789,451 4,226,635

                                                   Votes     Votes    Broker
                                      Votes For   Against   Abstain  Non-Votes
                                     ----------- --------- --------- ----------
(2)*  Approve an amendment to the
      Trust's Agreement and
      Declaration of Trust that
      would permit fund mergers and
      other significant
      transactions upon the Board's
      approval but without
      shareholder approval of such
      transactions.................. 163,839,392 8,368,018 3,110,262 52,698,414

The Meeting was adjourned until April 11, 2017, with respect to the following proposals:

(3) Approve changing the fundamental investment restriction regarding the purchase or sale of physical commodities.

4(b) Approve an amendment to the current Master Intergroup Sub-Advisory Contract to add Invesco Asset Management (India) Private Limited.

Invesco Select Opportunities Fund did not receive sufficient shareholder votes to pass Proposals 3 and 4(a) - (b).

--------
* Each of proposal 1 and 2 required approval by a combined vote of all of the portfolios of AIM International Mutual Funds (Invesco International Mutual Funds).

The results of the voting on the above matters were as follows:

                                                                       Votes   Votes   Broker
Matters                                                     Votes For Against Abstain Non-Votes
-------                                                     --------- ------- ------- ---------
(3)      Approve changing the fundamental investment
         restriction regarding the purchase or sale of
         physical commodities.............................. 1,423,000 99,898  75,346  1,224,141
4(b)     Approve an amendment to the current Master
         Intergroup Sub-Advisory Contract to add Invesco
         Asset Management (India) Private Limited.......... 1,441,466 89,394  67,384  1,224,141